                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 30, 2002
                                                -------------------




                            SCS TRANSPORTATION, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                Delaware                0-49983            48-1229851
     ----------------------------------------------------------------------
      (State or other jurisdiction   (Commission          (IRS Employer
           of incorporation)         File Number)      Identification No.)




         4435 Main Street, Suite 930, Kansas City, Missouri     64111
     ----------------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code   (816) 960-3664
                                                   -------------------




                                   No Changes.
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

SCS Transportation, Inc. (NASDAQ: SCST) issued $100 million in Senior Notes under a $125 million Master Shelf Agreement with Prudential Investment Management, Inc. and certain of its affiliates and entered into a $50 million Agented Revolving Credit Agreement (the Credit Agreement) with Bank of Oklahoma, N.A., as agent. Proceeds from the Senior Notes and a portion of the Credit Agreement were used for payments due Yellow Corporation in connection with the completion of the tax-free spin-off of SCST to shareholders of Yellow Corporation, which was completed on Monday, September 30.

The $100 million Senior Notes are unsecured with a fixed interest rate of 7.38% and an average maturity of eight years. Under the terms of the Senior Notes, SCST must maintain several financial covenants including a ratio of total indebtedness to earnings before interest, taxes, depreciation, amortization and rent (EBITDAR), an interest coverage ratio and a tangible net worth, among others.

The $50 million Credit Agreement is unsecured with an interest rate based on LIBOR or prime at the Company's option, plus an applicable spread, in certain instances, and matures in September 2005. The availability under the Credit Agreement is limited to SCST's Qualified Receivables and at September 30, 2002 the entire $50 million was available. Under the terms of the Credit Agreement, SCST must maintain several financial covenants including a ratio of total indebtedness to EBITDAR, an interest coverage ratio and a tangible net worth, among others.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed herewith:

         Exhibit No.       Description

         10.1 Agented Revolving Credit Agreement dated as of September 20, 2002, among SCS Transportation, Inc. and Bank of Oklahoma, N.A., U.S. Bank National Association, Bank One, NA, and Harris Trust and Savings Bank, and Bank of Oklahoma, N.A., as agent for the Banks.

         10.2              Senior Notes Master Shelf Agreement dated as of
                           September 20, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SCS TRANSPORTATION, INC.
                                       ----------------------------------
                                                 (Registrant)

Date: October 2, 2002                  By: /s/ James J. Bellinghausen
      ------------------               ----------------------------------
                                             James J. Bellinghausen
                                         Vice President of Finance and
                                             Chief Financial Officer